UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2019

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    The Supplemental Executive Retirement Plan
On January 29, 2019, the registrant made an immaterial amendment to the Isabella Bank Corporation Supplemental Executive Retirement Plan (“Plan”) to change the manner in which interest is calculated on a Participant’s Plan account balance. Prior to the amendment interest was calculated based on the average rate paid on certificates of deposit with Isabella Bank as of October 31 of the current plan year. The amendment changed the interest calculation to the Federated Investor’s Institutional Money Market Management Fund yield (MMPXX) of the current plan year. The foregoing change is effective for the plan year beginning January 1, 2019.
On February 6, 2019, the registrant entered into a participation agreement under the Plan with Neil M. McDonnell, a named executive officer of the registrant (the “Participation Agreement”). Under the Participation Agreement, the registrant agreed to make ten annual credits to Mr. McDonnell’s Plan account. The ten annual credits total $250,000. Similar to previous agreements, the Participation Agreement provides that Mr. McDonnell’s early retirement age under the Plan is age 55 and that his normal retirement age under the Plan is age 65. The Participation Agreement replaces the Plan’s default form of payment upon Mr. McDonnell’s separation from service with the form of five annual installments, consistent with previous agreements. The Participation Agreement also authorizes the registrant to “clawback” excessive benefits in certain situations.
The Stock Award Incentive Plan
On February 6, 2019, the registrant adopted a restated Isabella Bank Corporation Stock Award Incentive Plan (“Incentive Plan”) to add the registrant’s chief financial officer as an eligible employee and clarify the 10% potential payout formula.
The foregoing brief descriptions of the Plan amendment, Participation Agreement, and Incentive Plan restatement are qualified in their entirety by reference to the text of the Plan amendment, a copy of which is attached as Exhibit 10.1, the text of the Participation Agreement which is attached as Exhibit 10.2, and the text of the Incentive Plan restatement, a copy of which is attached as Exhibit 10.3.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

10.1	Amendment to the Isabella Bank Corporation Supplemental Executive Retirement Plan

10.2	Participation Agreement for Neil M. McDonnell

10.3	Restatement of the Isabella Bank Corporation Stock Award Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	February 12, 2019	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO